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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           CULLEN FROST BANKERS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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         Set forth below is a transcript of an e-mail message sent to employees of Cullen/Frost Bankers, Inc. ("Cullen/Frost") on April 29, 2003. Also set forth below is a revised version of the Summary Compensation Table that appeared on page 13 of Cullen/Frost's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 16, 2003. The revised version of the table corrects an inadvertent and erroneous overstatement of the 2002 salaries of Messrs. T.C. Frost, Phillip D. Green and Patrick B. Frost.

                      MESSAGE TO EMPLOYEES OF CULLEN/FROST

         Through an inadvertent administrative error, the Summary Compensation Table on page 13 of the CFR Proxy Statement incorrectly overstated the 2002 salaries for T.C. Frost, Phil Green and Pat Frost. The 2002 salaries listed should have been the same as the 2001 salaries, as there was no increase. This correction is being filed with the Securities and Exchange Commission. If you have any questions, please feel free to contact me.

         Stan McCormick, extension 54310
         Corporate Counsel and Secretary to the Board

                           SUMMARY COMPENSATION TABLE

         The table below gives information on compensation for the Senior Chairman of Cullen/Frost and the other three most highly compensated executive officers (collectively, the "named executive officers").

                                               Annual Compensation                                 Long-Term Compensation
                                               -------------------                      --------------------------------------------
                                                                         Other Annual    Restricted    Stock Options    All Other
Name and Principal Position     Year          Salary          Bonus     Compensation(1)   Stock(2)     (# of shares) Compensation(3)
                             -----------   ------------   ------------  --------------- ------------   ------------- ---------------
T. C. Frost                         2002   $     30,000   $         --   $     42,716   $         --          4,000   $     64,155
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Senior Chairman                     2001   $     30,000   $         --   $     20,810   $         --          8,000   $     31,372
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Cullen/Frost                        2000   $     30,000   $         --   $     27,902   $         --          8,000   $     32,105
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Richard W. Evans, Jr                2002   $    550,000   $    440,000   $     26,737   $    728,438         21,800   $     47,552
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Chairman and CEO                    2001   $    550,000   $         --   $     27,920   $         --        175,000   $     48,094
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Cullen/Frost                        2000   $    550,000   $    400,000   $     23,064   $         --        150,000   $     44,920
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Phillip D. Green                    2002   $    275,000   $    150,000   $      1,979   $    208,125          6,200   $      6,895
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Chief Financial Officer             2001   $    275,000   $         --   $      1,332   $         --         50,000   $      4,856
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Cullen/Frost                        2000   $    255,000   $    125,000   $      2,107   $         --         45,000   $      6,679
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
Patrick B. Frost                    2002   $    275,000   $    138,000   $      1,979   $    166,500          5,000   $      6,100
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
President                           2001   $    275,000   $         --   $      2,364   $         --         40,000   $      6,900
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------
The Frost National Bank             2000   $    260,000   $     91,000   $      2,084   $         --         40,000   $      5,964
                             -----------   ------------   ------------   ------------   ------------   ------------   ------------

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(1)      Represents payments to compensate the named executive officer for income taxes on elective deferrals and Company matching contributions to Cullen/Frost's 1991 Thrift Stock Purchase Plan (the "1991 Thrift Plan"), which provides benefits comparable to the Company's 401(k) Stock Purchase Plan for employees whose participation in the 401(k) Plan is limited by IRS rules. Mr. T.C. Frost's values represent the total reimbursement to him for taxes on life insurance premiums paid by the Company. Mr. Evans' values include $12,693 to reimburse him for taxes on life insurance premiums paid by the Company and a $6,000 automobile allowance.

(2) Represents the dollar value of restricted stock awards, based on the closing market price of Company Common Stock on the grant date. The number and value of the aggregate restricted stock holdings at December 31, 2002 of the named executive officers are as follows: Mr. T.C. Frost, 0 shares; Mr. Evans 31,875 shares valued at $1,042,313; Mr. Green 9,250 shares valued at $302,475; and Mr. P. Frost 8,000 shares valued at $261,600. Aggregate market value is based on the closing market price of Company Common Stock on December 31, 2002, which was $32.70. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to shareholders of unrestricted shares. Stock awarded in 1999 and 2002 vests at the end of four years from the date of the award.

(3) Represents total and/or imputed income from certain insurance premiums paid by Cullen/Frost and the Company's contributions to the 1991 Thrift Plan. The amounts for insurance premiums and/or imputed income for 2002 were: Mr. T.C. Frost $64,155; Mr. Evans $25,192; Mr. Green $1,395; and Mr. P. Frost $600. The Company's contribution to the 1991 Thrift Plan for 2002 for these executives was: Mr. T.C. Frost $0; Mr. Evans $22,360; Mr. Green $5,500; and Mr. P. Frost $5,500.